Healingmental health disorders so that everyone everywhere can live a more fulfilled life. Company Overview Company Overview Exhibit 99.1

This presentation may include forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, business strategy and plans and our objectives for future operations, are forward-looking statements. These statements represent our opinions, expectations, beliefs, intentions, estimates or strategies regarding the future, which may not be realized. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that are intended to identify forward-looking statements. Forward-looking statements are based largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives and financial needs. These forward-looking statements involve known and unknown risks, uncertainties, changes in circumstances that are difficult to predict and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statement. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date hereof. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor our advisors nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. This presentation contains excerpts of testimonials from individuals who have been treated with compounds or derivatives of the compounds underlying our product candidates in the context of third-party studies or otherwise that are solely intended to be illustrative and not representative of the potential for beneficial results of such compounds. Our product candidates are in preclinical or clinical stages of development and none of our product candidates have been approved by the FDA or any other regulatory agency. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. 02 Disclaimer

We are a founder-led team aiming to develop differentiated treatments for patients suffering from mental health disorders Florian Brand Co-Founder & CEO Srinivas Rao, MD, PhD Co-Founder & CSO Christian Angermayer Founder & Chairman Lars Wilde Co-Founder Greg Weaver CFO Rolando Gutierrez, MD CMO 13 50+ IND applications NDAs through regulatory approval The atai team has collectively led 03

04

Executive Summary and Key Investment Highlights

1. Mental health disorders have become one of largest global health burdens, exacerbated by the COVID-19 pandemic. Despite the unmet patient need, innovations remain limited, with only 7 new neuropsychiatric drugs approved since 2015.

2. As a response to lack of innovation, atai focuses on compounds with prior clinical evidence, including psychedelics whose therapeutic potential has become evident in recent academic studies and which have benefited from recent regulatory momentum.

3. Our platform consists of 11 drug development programs and 6 enabling technologies, focusing on differentiated and potentially disease-modifying mental health treatments. We intend to continue to grow our platform through acquisitions and incubations.

4. Our platform approach: Decentralized drug development process, leveraging the atai team and our enabling technologies such as digital therapeutics to aim for improved safety, efficacy and probability of clinical success across our pipeline.

5. Validation of atai's operating model: IPO of COMPASS Pathways and Otsuka partnership with Perception (first drug development partnership between big pharma and a biopharmaceutical company developing psychedelics).

6. Our pipeline is rich in R&D catalysts over the next 18 months, and we have a team of more than 200 highly experienced FTEs / consultants across our platform, and a strong pro-forma cash position of approx. $449M[1].

(1) ~$104M cash & cash equivalents as of March 31, 2021 with ~$345M subsequently received in connection with the closing of Series D and IPO

05

Meaningful R&D catalysts over the next 18 months lead to a unique density of news flow, excluding potential for additional business development opportunities

Recent Milestones

2021:
- Recognify started Phase 2a study in CIAS with RL-007
- Perception closed licensing deal with Otsuka for Japan
- atai entered strategic partnership with IntelGenx
- DemeRx received approval to start DMX-1002 Phase 1/2 in UK
- atai announced successful closing of Series D, raising $157m
- Perception announced positive Phase 1 results with PCN-101
- Empath partnered with Bionomics on PTSD drug development

- atai acquired majority stake in Recognify to develop RL-007 for CIAS
- Launch of Revixia Life Sciences to develop RLS-01
- COMPASS successfully IPO-ed on NASDAQ
- atai launched EmpathBio to develop EMP-01 for PTSD
- atai launched Introspect to develop Digital Therapeutics

Anticipated Milestones next 18 months

- PCN-101 Phase 2a FSI (Phase 2)
- RL-007 Phase 2a results (Phase 2)
- PCN-101 Phase 2a results (Phase 2)
- RL-007 Phase 2b FSI (Phase 2)
- GRX-917 Phase 2 FSI (Phase 2)
- DMX-1002 Phase 1/2 FSI (Phase 1)
- NN-101 Phase 1 FSI (Phase 1)
- DMX-1002 Phase 1 results (Phase 1)
- GRX-917 Phase 1 results (Phase 1)
- NN-101 Phase 1 results (Phase 1)
- KUR-101 Phase 1 results (Phase 1)
- EMP-01 Phase 1 results (Phase 1)
- VLS-01 Phase 1 results (Phase 1)
- PCN-101 (SQ vs. IV BA) results (Preclinical)
- IntroSpect app deployment (Enabling Technology)
- EntheogeniX lead candidate (Enabling Technology)
- Psyber prototype deployment (Enabling Technology)
- InnarisBio pilot Phase 1 results (Enabling Technology)

Legend Preclinical Phase 1 Phase 2 Enabling Technology

Notes: FSI = First subject in, SQ = Subcutaneous, IV = Intravenous, BA = Bioavailability

As a response to the signiﬁcant unmet need and lack of innovation in the mental health treatment landscape, as well as the emergence of therapies that previously may have been overlooked or underused, including psychedelic compounds and digital therapeutics. Founded in 2018 06

07

Although mental health has become one of the largest global healthcare challenges, there has been little innovation for patients[7]

SIGNIFICANT BURDEN

~1bn — **Affected people**

Global population with mental health disorders[1]

>50% — **Of US population impacted**

Expected that more than half of US population will have a mental health disorder at some point in their lifetime[2]

~$16tn — **Global economic impact**

Estimated global economic costs of mental health disorders by 2030[3]

~4x — **Recent impact of COVID-19**

Percentage of US adults experiencing symptoms of depression and anxiety rose from 11% in 2019 to 42% end of 2020[4]

URGENT NEED FOR INNOVATION

~33% — **Respond inadequately**

A third of patients with depression respond inadequately or relapse with current treatments within certain indications[5]

Up to 12 wks — **Slow onset of treatment effect**

Frontline treatments for depression and anxiety have slow onset (4-12w)[6]

~75% — **Relapse rate**

Most of the patients treated for opioid use disorder (OUD) relapse[7]

7 — **Psychiatry approvals since 2015**

Only 7 new drugs approved by the FDA for psychiatry disorders since 2015 – less than 10% relative to oncology (N=83)[8]

1. Ritchie, "Global mental health: five key insights which emerge from the data", Our World In Data (2018).
2. Kapil, "5 Surprising Mental Health Statistics", National Council for Behavioral Health (2019).
3. Patel et al., "The Lancet Commission on global mental health and sustainable development", The Lancet (2018).
4. Abbott, "COVID's mental-health toll: how scientists are tracking a surge in depression, Nature (2021)
5. Salzer, "National Estimates of Recovery-Remission From Serious Mental Illness", Psychiatry Online (2018).
6. Tew et al., "Impact of prior treatment exposure on response to antidepressant treatment in late life" Am J Geriatr Psychiatry (2006)
7. Sinha, "New Findings on Biological Factors Predicting Addiction Relapse Vulnerability" (2011)
8. EvaluatePharma (as of 19.03.2021). New drugs include new molecular entities or new active ingredients.

08

A resurgence in psychedelic therapies is emerging as promising disease-modifying drug candidates progress with regulatory momentum

SANDOZ

1938 — LSD synthesized by Dr. Albert Hofmann at Sandoz research labs[1]

1953 — Psychedelic therapy developed by Dr. Abram Hoffer and Dr. Humphry Osmond, efficacious in treating alcoholics[2]

CHARLES UNIVERSITY

1960s — Dr. Stan Grof uses LSD to treat heroin addiction in Prague[3]

1965 — Drug Control Amendments forbid the manufacture and sale of psychedelic drugs (scheduling)[4]

"America's public enemy number one is drug abuse."

PRESIDENT NIXON, 1971

JOHNS HOPKINS Center for Psychedelic & Consciousness Research

2016 — Psilocybin shows sustained decreases in depression and anxiety in cancer patients[5]

MAPS

2017 — FDA Breakthrough designation for MDMA-Assisted Psychotherapy and announcement of Phase 3 in PTSD[6]

COMPASS Navigating Mental Health Pathways

2018 — FDA Breakthrough therapy designations for psilocybin for treatment of TRD.[7]

Johnson & Johnson

2019 — FDA approval of intranasal S-ketamine for TRD[8]

Early research suggested efficacy in mental health

Novel results and regulatory support underscore therapeutic value

Note: LSD = Lysergic acid diethylamide; TRD = Treatment-resistant depression; MDD = Major depressive disorder; PTSD = Post-traumatic stress disorder.

1. Hofmann, MAPS (1996)
2. Dyck, "'Hitting Highs at Rock Bottom': LSD Treatment for Alcoholism" (2006)
3. Williams, "Human Psychedelic Research: A Historical and Sociological Analysis" (1999)
4. FDA, Drug Law History (2018)
5. Griffiths et al., "Psilocybin produces substantial and sustained decreases in depression and anxiety in patients with life-threatening cancer" (2016)
6. MAPS, announcement breakthrough designation Phase 3 (2017)
7. COMPASS, COMPASS Pathways Receives FDA Breakthrough Therapy Designation for Psilocybin Therapy for Treatment-resistant Depression (2018)
8. FDA, FDA Approves New Nasal Spray (2019)

09

Patient reports: In a study, more than half of the patients ranked psilocybin therapy among the top five most meaningful experiences of their lives[1]

"When I had a craving, something in my head quickly thought about the good part, the taste, the feeling, the high, right? But if I think of the drug now... I quickly think about the downside. It changed the perception I have regarding the drug."[2]



Male, 25
Ibogaine

"It sort of relieved a lot of stress, a lot of negative thoughts within my body… opened my eyes to see where my stress and conflict is coming from… It is hard to explain but… it just brought a lot of grief up that I had inside me, it brought it out and I got rid of a lot of grief."[3]



Male, 55
Psilocybin

"I felt like, just like a whole new reborn person… I had not felt that happy in a long, long time. I felt way better about myself."[4]



Female, 19
Ayahuasa

1. Griffiths et al., "Psilocybin can occasion mystical-type experiences having substantial and sustained personal meaning and spiritual significance" (2006)
2. Schenberg et al., "Treating drug dependence with the aid of ibogaine: A qualitative study" (2017)
3. Watts et al., "Patients' Accounts of Increased 'Connectedness' and 'Acceptance' After Psilocybin for Treatment-Resistant Depression" (2017)
4. Argento et al., "Exploring ayahuasca-assisted therapy for addiction: A qualitative analysis of preliminary findings among an Indigenous community in Canada" (2019)

The atai platform: Decentralized drug development process that leverages our team and enabling technologies to aim for improved probability of clinical success Enabling Technologies Formulation and biomarkers Digital Therapeutics AI-enabled drug discovery Process Disciplined selection criteria (including prior evidence in humans) Impactful capital allocation to acquired and incubated companies Strategic value capturing and high degree of optionality People Access to experienced group of strategic advisors and KOLs Operational involvement of interdisciplinary atai team Small teams with entrepreneurial autonomy develop our compounds 10

Rapid Growth via incubations and acquisitions: 6 psychedelic programs, 5 non-psychedelic programs and 6 enabling technologies Launched OCT 2020 Acquired stake in1 NOV 2018 Acquired stake in AUG 2019 Acquired stake in DEC 2019 Acquired larger stake in APR 2020 Launched JUN 2020 Launched JUN 2020 Acquired stake in AUG 2019 COMPASS Pathways IPO: $146m SEPT 2020 Launched JUN 2020 Acquired stake in NOV 2020 2021 2020 Launched NOV 2019 Acquired stake in DEC 2019 Lead investor AUG 2018 Launched InnarisBio MAR 2021 Launched PsyProtix MAR 2021 Acquired stake in MAR 2021 Acquired Psyber FEB 2021 Partnership Non-psychedelic Program Enabling Technologies Ketamine and S-ketamine are psychedelic/dissociative at therapeutic doses, while R-ketamine (the enantiomer that Perception Neuroscience is developing) is assumed to be nonpsychedelic at effective doses. & 11 Psychedelic Program partnered with MAR 2021

12

Development program overview: Our company ownership, lead compounds, lead indications and stage of development

OUR PROGRAMS

Company	Lead Compound	Lead Indication	Type	Ownership %[1]	Preclinical	Phase 1	Phase 2	Phase 3
Perception Neuroscience	PCN-101 / R-ketamine	TRD	VIE	50.1%[2]				
Recognify Life Sciences	RL-007 / Compound[3]	CIAS	VIE	51.9%				
DemeRx IB	DMX-1002 / Ibogaine	OUD	VIE	59.5%				
Neuronasal	NN-101 / N-acetylcysteine	mTBI	VIE	56.5%[4]				
Kures	KUR-101 / Deuterated mitragynine	OUD	VIE	54.1%[5]				
gaba	GRX-917 / Deuterated etifoxine	GAD	Majority Owned Equity Interest[6]	53.8%[6]				
EmpathBio	EMP-01 / MDMA derivative	PTSD	Wholly Owned	100%				
Revixia Life Sciences	RLS-01 / Salvinorin A	TRD	Wholly Owned	100%				
Viridia Life Sciences	VLS-01 / DMT	TRD	Wholly Owned	100%				

ENTITIES LIMITED TO EQUITY INTEREST

Company	Description	Ownership %
COMPASS Navigating Mental Health Pathways	Developing COMP360 therapy, with psychological support from specially trained therapists, for TRD. Phase 2b trial is ongoing.	19.4%[7]
DemeRx NB	Developing DMX-1001, a formulation of noribogaine, as a potential at-home maintenance therapy for OUD. Preclinical stage.	6.3%[8]

Note: TRD = Treatment-resistant depression; CIAS = Cognitive impairment associated with schizophrenia; OUD = Opioid use disorder; GAD = Generalized anxiety disorder; mTBI = Mild traumatic brain injury; DMT = N,N-dimethyltryptamine; MDMA = 3,4-Methylenedioxymethamphetamine; PTSD = Post-traumatic stress disorder, VIE = Variable interest entity.

(1) Unless otherwise indicated herein, ownership percentage based on ownership of securities with voting rights as of May 30th, 2021.
(2) Perception does not give effect to the shares of common stock issuable upon the conversion of outstanding convertible notes held by atai which may increase the ownership.
(3) RL-007 compound is (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt.
(4) Neuronasal ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 64.5%.
(5) Kures ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 67.9%.
(6) Operational involvement through MSA model, including Srinivas Rao serving as GABA CMO; GABA ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 54.2%.
(7) As of June 30, 2021, we held a 19.4% ownership interest in COMPASS.
(8) DemeRx NB ownership does not give effect to option to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 57.1%.

Early clinical signals have shown psilocybin therapy leads to rapid and sustained reduction in depressive symptoms Low Dose 1st – High Dose 2nd High Dose 1st – Low Dose 2nd Low Dose: 1 or 3mg High Dose: 22 or 30mg 46 cancer patients with depression symptoms GRID-HAMD (Depression) Assessment 1 & 2nd dose (~9w) Assessment 2 (~w14) 6 months 25 20 15 10 5 0 Baseline (w0) 1st Dose (~w4) PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY Oral Psilocybin (COMP360) 5-HT2A-R agonist Rapid onset, potential for sustained efficacy after single dose Primary: Treatment Resistant Depression Potential: Major Depressive Disorder, Anorexia, Autism, Bipolar Disorder, Chronic Cluster Headache, Body Dysmorphic Disorder COMP360 Phase 1 trial completed and results publicly available, Phase 2b trial results expected end of 2021 Proprietary formulation of synthetic psilocybin, COMP360 SUMMARY HIGHLIGHT Psilocybin demonstrated eﬃcacy in reducing depressive symptoms in humans in an academic, third-party study p<0.05 p<0.05 PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) 13 19.4% OWNERSHIP Note: GRID-HAMD = GRID Hamilton Depression Rating Scale; COMP360 =  a proprietary high-purity, polymorphic crystalline formulation of psilocybin; In COMPASS’s model of psilocybin therapy, COMP360 is administered in conjunction with psychological support from specially trained therapists. Griffiths et al., “Psilocybin produces substantial and sustained decreases in depression and anxiety in patients with life-threatening cancer” (2016)

Note: MADRS = Montgomery-Asberg Depression Rate Scale, CADSS = Clinician-administered dissociative states scale, IV = Intravenous, PBO = Placebo. Leal et al., “Intravenous arketamine for treatment-resistant depression: open-label pilot study” (2020) PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) DAY 93 patients with TRD: 3 cohorts Primary endpoint: MADRS at 24 hours PBO VS. 2 DOSES OF PCN-101 1 IN-CLINIC DOSING 2 PLANNED PCN-101 PHASE 2 TRIAL: Randomized, double blind, placebo-controlled (n=93) FOLLOW-UP -1 ~8 ~15 MADRS score Mean MADRS over 7 days and median CADSS scores of TRD patients after single IV dose (0.5mg/kg) of R-ketamine (n=7) 1 Pre-infusion 60min 240 min 1 day 3 days 7 days 40 30 25 20 15 10 5 0 35 120 min SUMMARY Subcutaneous R-ketamine (PCN-101) Glutamatergic modulator Rapid-acting, nonpsychedelic antidepressant with potential for at home use Primary:  Treatment Resistant Depression Potential: Substance Use Disorder Phase 1 trial showed safety and tolerability of R-ketamine at doses of up to 150mg, Phase 2 trial initiation anticipated in mid ‘21 Issued methods of use of R-ketamine for treatment of depressive symptoms Third party study: Single IV dose (0.5 mg/kg) of R-ketamine led to a rapid and sustained decrease in MADRS in patients with TRD; dissociation was nearly absent1 We aim to develop PCN-101 as a rapid acting antidepressant with potential for at-home use Pre-infusion 40min 240 min 120 min 14 50.1% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP

Deep-dive R-ketamine vs. S-ketamine: Higher-potency, longer lasting antidepressant effect and lower potential for abuse in preclinical models R-ketamine outperformed and outlasted S-ketamine in mice; conﬁrmed in multiple other animal models in diﬀerent labs Lower potential for abuse Conditioned place preference score test2 (third party study) R-ketamine showed less potential for abuse in mice models, while racemic and S-ketamine have signiﬁcant risk Learned helplessness test Immobility time (s) * 240 180 120 60 0 * *** Forced swim test1 (third party study) 1 hour *** Escape failures SAL (S)-KET (mg kg-1) 1525 40 30 20 10 0 (R)-KET (mg kg-1) 1525 * *** 24 hours SAL 13 10 30 1 3 10 30 SAL 1 3 10 30 1 3 10 30 (S)-KET (mg kg-1) (R)-KET (mg kg-1) (R)-KET (mg kg-1) (S)-KET (mg kg-1) (S)-KET (mg kg-1) (R)-KET (mg kg-1) (R)-KET (mg kg-1) * * CPP Scores Saline (RS)-Ketamine (10mg/kg) 500 400 300 200 100 0 -100 CPP Scores Saline (S)-Ketamine * ** 5mg/kg10mg/kg 20mg/kg 500 400 300 200 100 0 -100 CPP Scores Saline (R)-Ketamine 5mg/kg10mg/kg 20mg/kg 500 R-Ketamine < abuse potential 100 0 -100 400 300 200 Superior and more durable R-ketamine S-ketamine Ketamine (racemate) R-ketamine lacks the psychotomimetic and abuse potential of S-ketamine at therapeutic doses in preclinical models. Like S-ketamine, R-ketamine’s mechanism involves increased neuroplasticity through glutamatergic modulation, with potency diﬀerences putatively arising from: Diﬀerent active metabolite proﬁles Diﬀerent pre- and post-synaptic sites of action Involvement of diﬀerent intracellular pathways (mTORC1 vs. ERK) Profile of R- vs. S-ketamine Note: mTORC1 = Mechanistic target of rapamycin complex 1, ERK = Extracellular signal-regulated kinases. Sources: Wei et al., “A historical review of antidepressant effects of ketamine and its enantiomers” (2020); Chang et al., “Comparison of antidepressant and side eﬀects in mice after intranasal administration of (R,S)-ketamine, (R)-ketamine, and (S)-ketamine Pharmacology Biochemistry and Behavior “ (2019); Zanos et al., “NDMAR inhibition-independent antidepressant actions of ketamine metabolites” (2016); Yang et al., “R-ketamine: a rapid-onset and sustained antidepressant without psychotomimetic side effects” (2015). 15

Placebo Ayahuasca Double-blind, randomized placebo-controlled trial with Ayahuasca in 29 patients with TRD Note: MADRS: Montgomery-Asberg Depression Rate Scale. Palhano-Fontes et al. “Rapid antidepressant eﬀects of the psychedelic ayahuasca in treatment-resistant depression”, Psychol Med (2019) SUMMARY 45 40 35 30 25 20 15 10 5 0 p=.0001 Baseline Day 1 Day 2 Day 7 p<.05 p<.05 MADRS Score Dimethyltryptamine (DMT) in a buccal transmucosal film (VLS-01), DMT is the active psychedelic moiety in Ayahuasca 5-HT2A-R agonist Rapid onset, sustained efficacy after single dose, short duration of psychedelic effect (~30 to 45 minutes) Primary: Treatment Resistant Depression Potential: Eating Disorders, Substance Use Disorders Pre-clinical: Formulation work and safety testing in progress; Phase 1 clinical trial anticipated to initiate in mid-’22 Filed provisional on formulations of DMT VLS-01 is designed to have an improved duration of psychedelic eﬀect while improving tolerability VLS-01 may increase patient accessibility by reducing patient and clinic time commitment PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) 16 100% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP

17

SUMMARY

OWNERSHIP	100%
PRODUCT	RLS-01 is a buccal formulation of Salvinorin A (SalA), a naturally occurring psychedelic compound derived from the *Salvia divinorum* plant
PHARMA-COLOGY	Non-orally bioavailable, non-nitrogenous agonist of the kappa-opioid receptor (KOR), no interaction with serotonergic mechanisms
PRODUCT FEATURES	Rapid-acting hallucinogenic compound, no wash-out of SSRIs required
INDICATIONS	Primary: Treatment Resistant Depression Potential: Substance Use Disorder, Pain
CURRENT STATUS	Phase 1 clinical trial anticipated to initiate in H2 '22
INTELLECTUAL PROPERTY	Filed provisional on formulation of SalA
HIGHLIGHT	Hallucinogenic experiences demonstrated by all six significantly elevated HRS clusters on an active dose, and no significant adverse events (third party study).[1]

Salvonorin A's subjective effects were demonstrated to be similar to classical psychedelics

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

Participant ratings on Hallucinogen Rating Scale (HRS) completed 1h after drug administration (n=30)

Cluster	Placebo	Active	P value
Affect	0.75 (0.47)	1.50 (0.58)	<0.001*
Cognition	0.37 (0.41)	1.61 (0.81)	<0.001*
Intensity	0.38[2] (0.76)	3.00[2] (0.77)	<0.001*
Perception	0.33 (0.36)	1.71 (0.73)	<0.001*
Somaesthesia	0.31 (0.33)	1.27 (0.54)	<0.001*
Volition	0.94 (0.53)	1.85 (0.46)	<0.001*

Study showed ability of S. divinorum leaf to **reach hallucinogenic states of consciousness beyond serotonergic mechanisms**.

All six **Hallucinogen Rating Scale (HRS) clusters were significantly elevated** for participants given the active S. divinorum leaf.

No significant adverse events were observed or reported by the participants.

Five patients reported **positive changes in relationships** with living family members.

Note: Data are mean ratings with one standard deviation shown in parentheses (*P < 0.05).
1. Addy, "Acute and post-acute behavioral and psychological effects of salvinorin A in humans" (2011)
2. Median used instead of mean for nonparametric data

18

Depression positioning and landscape: atai's programs are designed to be differentiated from one another and from competitors

	TRD treatments being developed by atai companies				Marketed therapies		Phase II and III competitors		
	Compass	Perception	Viridia	Revixia	J&J	e.g. Lilly, Pfizer	Various	GH Research	Sage / Praxis
Company	COMPASS	PERCEPTION NEUROSCIENCE	VIRIDIA LIFE SCIENCES	REVIXIA LIFE SCIENCES	Johnson & Johnson	Lilly, Pfizer	NOVARTIS, NeuroRx, Johnson & Johnson, AXSOME	GH Research	Sage Therapeutics, PRAXIS
Compound	COMP360	R-ketamine	DMT	Salvinorin A	S-ketamine	SSRI/SNRI	MIJ-821, NRX-102, JNJ-5515, AXS-05	5-MeO-DMT	SAGE-217, PRAX-114
Potential for at home use		✓				✓	✓		✓
Potential for sustained efficacy	✓	✓	✓	✓	✓		tbd	✓	tbd
Rapid onset of treatment effect[1]	✓	✓	✓	✓	✓		tbd	✓	✓
Mechanism of Action	5-HT2A-R agonist	Glutamatergic modulator	5-HT2A-R agonist	KOR agonist	NMDA-R antagonist	SERT / NET blockade	NMDA-R / mGluR2 antagonists	5-HT1A- and 5-HT2A-agonist	$GABA_A$ positive allosteric modulator

Note: 5HT2A-R = Serotonin 2A receptor, KOR = kappa-opioid receptor, NMDA-R = N-methyl-D-aspartate receptor, NET = Norepinephrine transporter, SERT = Serotonin Transporter, mGluR2 = Metabotropic glutamate receptor 2, GABA = Gamma-aminobutyric acid, DMT = Dimethyltryptamine, 5-MeO-DMT = 5-methoxy-N,N-dimethyltryptamine , SSRI = Selective Serotonin Reuptake Inhibitor, SNRI = Selective serotonin-norepinephrine reuptake Inhibitor., COMP360 = a proprietary high-purity, polymorphic crystalline formulation of psilocybin; In COMPASS's model of psilocybin therapy, COMP360 is administered in conjunction with psychological support from specially trained therapists.

Sources: GlobalData, Evaluate Pharma (both as of 2021), Uthaug, M. V. et al. Prospective examination of synthetic 5-methoxy-N,N-dimethyltryptamine inhalation: effects on salivary IL-6, cortisol levels, affect, and non-judgment. Psychopharmacology 237, 773–785 (2019). company websites

1. Rapid onset of treatment effect versus standard of care.

Stage 1: Maximum Tolerated Dose Subject cohort: Recreational opioid users (up to 30 subjects) Objective: Dose finding HCQN Subscale Pre-dose (N=75) 5 4 3 2 1 0 Stage 2: Proof of Concept TREATMENT (MULTIPLE DOSES) Patient cohort: Opioid dependent patients (approximately 80 subjects) Discharge (N=74) 1 Month (N=37) SUMMARY Emotionality (negative mood state) Compulsivity (lack of confidence in ability to quit) Purposefulness (desire of intent to use) Expectancy (expected positive benefits of drug use) Endpoints: Acute withdrawal, abstinence over 90 days SAFETY/PK TREATMENT VS PCB SAFETY/EFFICACY Ibogaine HCl capsules (DMX-1002), ibogaine is a naturally occurring psychedelic compound isolated from a West African shrub, iboga Opioid mediated, cholinergic, glutamatergic and monoaminergic receptor modulator A single dose of ibogaine may precipitate a rapid withdrawal and long-term abstinence in OUD patients Primary: Opioid Use Disorder Potential: Substance Use Disorder, Post-Traumatic Stress Disorder, Traumatic Brain Injury Phase 1/2 trial to initiate in mid ‘21 Pending method of treatment claims for OUD for ibogaine, issued method of treatment claims for OUD patients on methadone for noribogaine3 Potential sustained reduction in opioid craving with DMX-1002 single administration A single-dose of ibogaine showed sustained reductions in opioid cravings in 75 opioid-dependent patients PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) ONGOING PHASE 1/2 TRIAL 19 59.5%2 PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP Note: HCQN = Heroin Craving Questionnaire, PTSD = Post-traumatic stress disorder, OUD = Opioid use disorder, PCB = Placebo, PK = Pharmacokinetics. Mash et al., “Ibogaine Detoxification Transitions Opioid and Cocaine Abusers Between Dependence and Abstinence: Clinical Observations and Treatment Outcomes” (2018) Refers to ownership in DemeRx IB. DemeRx NB ownership is 6.3%, which does not give effect to option to acquire further shares which may increase the ownership to up to 57.1% Noribogaine Intellectual property resides in DemeRx NB IB & NB

(5-7 COHORTS) DAY Up to 56 Schizophrenia patients Primary endpoint: Safety and tolerability Secondary endpoint: EEG-based biomarkers of cognition RL-007 TID FOLLOW-UP -1 1 2 4 8 3 Note: CIAS = Cognitive impairment associated with schizophrenia; RL-007 is (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt; TID denotes 3x/day dosing Verbal learning was assessed by the "International Shopping List Task" (ISLT) Verbal delayed recall was assessed by ISLT with a delayed recall, as a parameter for short-term memory SUMMARY ** ** Verbal delayed recall2 Diﬀ vs. Placebo (ISLT) Pregabalin (50-100mg TID) FSV7-007 (150 or 300 mg TID) FSV7-007 (40 or 80 mg TID) 0.4 0.3 0.2 0.1 0 -0.1 -0.2 -0.3 Verbal learning1 Pregabalin (50-100mg TID) FSV7-007 (150 or 300 mg TID) FSV7-007 (40 or 80 mg TID) ** 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0 Diﬀ vs. Placebo (ISLT) (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt oral capsules (RL-007) Cholinergic, glutamatergic and GABA-B receptor modulator No drug-related serious adverse events in over 500 study subject exposures, pro-cognitive effects demonstrated in two Phase 1 and one Phase 2 trials Primary: Cognitive Impairment Associated with Schizophrenia Potential: Autism, Alzheimer’s dementia Phase 2a trial initiated in H1’21 Issued composition of matter patent Previous Phase 2 showed pro-cognitive potential of RL-007 in 180 patients with diabetic peripheral neuropathic pain RL-007 has previously shown pro-cognitive effects in human clinical studies p<0.05 p<0.05 PRIOR EVIDENCE IN HUMANS ONGOING PHASE 2 TRIAL: Single-arm, single-blind dose-ranging clinical trial 20 51.9% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP

Part 2: Multiple Ascending Dose Etifoxine has a strong safety record: a review of over 14m prescriptions in France found no cases of abuse, misuse or dependence2 Part 1: Single Ascending Dose Up to 40 healthy subjects: Up to 5 cohorts PD Endpoint: qEEG Up to 36 healthy subjects: Up to 3 cohorts PD Endpoint: qEEG SUMMARY SAFETY/PK/PD TREATMENT SAFETY/PK/PD TREATMENT Etifoxine works as rapidly as lorazepam, with etifoxine continuing its effects beyond treatment, while lorazepam shows rebound Non Inferiority Test Ham-A total score Day 0 Under treatment Safety Day 7 Day 28 Day 35 30 25 20 15 10 5 0 Etifoxine Lorazepam Deuterated etifoxine HCl oral dosage form (GRX-917) Etifoxine facilitates endogenous production of neurosteroids like allopregnanolone through agonist activity at the mitochondrial translocator protein (TSPO) GRX-917 is designed to have rapid onset activity of anxiolytic activity like benzodiazepines but without the sedating, addicting, or cognitive impairing properties Primary: Generalized Anxiety Disorder Potential: Social Anxiety Disorder, Postpartum Depression Phase 1 trial initiated in H1’21 Issued composition of matter on deuterated etifoxine (GRX-917) and corresponding methods of use GRX-917 is aimed to be an improved version of Etifoxine, which already showed promising results GRX-917 has the potential for benzodiazepine-like rapid-onset efficacy with improved safety and tolerability P=0.0001 P=0.0002 PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) ONGOING PHASE 1 TRIAL 21 53.8% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP Note: HAM-A = Hamilton Anxiety Rating Scale, SD = standard deviation, qEEG = Quantitative electroencephalography, PK = Pharmacokinetics. PD = Pharmacodynamics. Nguyen et al., “Eﬃcacy of etifoxine compared to lorazepam monotherapy” (2006) Cottin et al., “Safety proﬁle of etifoxine: A French pharmacovigilance survey” (2016)

A: Placebo Count of patients None 1 2 3 4 30 20 10 0 5 B: Early oral NAC Count of patients None 1 2 3 4 30 20 10 0 5 Subject cohort: Healthy volunteers Objective: Identify optimized drug and device Primary endpoints: Brain bioavailability, safety, tolerability ESCALATING DOSE Treatment of 81 mTBI patients with NAC (24h post blast) increased probability of symptom resolution by ~2x (OR = 3.60, p = 0.0062 overall) REPEAT DOSING NN-101 pilot NN-101 was observed to be ~20x and ~100x more brain-penetrant compared to IV and oral NAC respectively SUMMARY FORMULATION COMPARISON RANDOMIZED OPEN LABEL Number of symptoms after 7 days Number of symptoms after 7 days Intranasal N-acetylcysteine (NN-101) N-acetylcysteine (NAC) stimulates glutathione production thus reducing oxidative damage Direct-to-brain intranasal administration showed to increase concentrations in the brain and reduce side eﬀects associated with very high doses of oral or IV NAC Primary: mild Traumatic Brain Injury Potential: Parkinson’s Disease Pilot study completed in H2’20, Phase 1 trial anticipated to initiate in mid ’21 Pending patent on methods of use of NAC for treating post-concussion syndrome Improved brain-penetration of NN-101 and NAC effect in early mTBI NN-101 has the potential to become the first approved pharmacological treatment for mTBI PLANNED PHASE 1 TRIAL: Single-site, 4-part clinical trial PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1 AND NEURONASAL PILOT) 22 56.5% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP Note: HAM-A = Hamilton Anxiety Rating Scale.. Hoﬀer et al., “Amelioration of acute sequelae of blast induced mild traumatic brain injury by N-acetylcysteine: a double-blind, placebo-controlled study” (2013)

SUMMARY EMP-01 is an oral formulation of an MDMA derivative being developed for the treatment of PTSD A monoamine releaser and reuptake inhibitor with prominent effects on serotonin (5-HT) An entactogen; a compound class that increases feelings of empathy and closeness--with a potentially improved cardiovascular profile compared to MDMA Primary: Post-traumatic Stress Disorder Potential: General Anxiety Disorder Phase 1 trial anticipated to initiate in mid ’22 Filed provisional on formulation, combination approach EMP-01 is aimed to be an improved version of MDMA to treat PTSD symptoms, through an improved cardiovascular profile and potential digital therapeutic support MDMA-assisted psychotherapy significantly reduced PTSD symptoms in 90 severe PTSD patients PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY1) MDMA-assisted therapy significantly reduced CAPS-V scores in PTSD patients (primary endpoint), (n=90) MDMA-assisted therapy Placebo with therapy CAPS-5 total severity score Baseline (T1) 0 After session 1 (T2) After session 2 (T3) 10 20 30 40 50 After session 3 (T4), primary endpoint 23 100% PRODUCT PHARMA- COLOGY PRODUCT FEATURES INDICATIONS CURRENT STATUS INTELLECTUAL PROPERTY HIGHLIGHT OWNERSHIP Note: Change in CAPS-V total severity score from T1 to T4 (P < 0.0001, d = 0.91, n = 89 (MDMA n = 46)), as a measure of the primary outcome. Primary analysis was completed using least square means from a mixed model repeated measure (MMRM) analysis model; (n=90) Mitchell et al., “MDMA-assisted therapy for severe PTSD: a randomized, double-blind, placebo-controlled phase 3 study” (2021)

Pear Tx created a precedent Positive regulatory sentiment atai’s opportunity reSET-O © from Pear Therapeutics is the ﬁrst prescription digital therapeutic that obtained FDA approval for treatment of patients with OUD (2018) FDA is supporting and stimulating Digital Health initiatives1: Aimed at improved therapeutic outcomes Regulatory exclusivity possible through development of combination product (i.e., digital app + drug) Combination also provides opportunity for IP scope expansion Deep dive Introspect: Powerful digital therapeutics strategies across the pipeline with goal to improve treatment outcomes FDA, “Digital Health Innovation Action Plan” (2018) 24

25

Financial Position

Issuer (ticker)	ATAI Life Sciences N.V. (NASDAQ: ATAI)
Market capitalization	~$2.7B[(1)]
Outstanding shares	154.8M
Cash & cash equivalents	• ~$104M cash & cash equivalents as of March 31, 2021 • ~$345M subsequently received in connection with the closing of Series D and IPO • atai is well financed to fund planned operations through 2023

APEIRON® INVESTMENT GROUP
NOVATOR
CATALIO CAPITAL MANAGEMENT
THIEL
GALAXY INVESTMENT PARTNERS, LLC
WOODLINE PARTNERS
FUTURE VENTURES
SUBVERSIVE CAPITAL
FALCON EDGE CAPITAL
MOORE CAPITAL MANAGEMENT, LP
puravida INVESTMENTS

(1) As of July 20, 2021

Investor Contact: Greg Weaver Chief Financial Officer Email: greg.weaver@atai.life 26

Appendix ATAI PLATFORM INDICATION DEEP DIVES: Overview Depression CIAS SUD Anxiety mTBI MoA 27

The atai approach: We are leveraging a platform approach to to aim for improved probability of clinical success Process People Enabling Technologies 28

Disciplined New Program Selection Prior evidence in humans to increase probability of success Capital Allocation and Decentralized Operations Optionality and Strategic Value Capture Our process is designed to aim for effective program selection, drug development and value capturing Diﬀerentiated treatment eﬀect to address unmet patient needs Significant commercial potential and complementary to drug candidates already in pipeline Access to milestone-based funding, shared services and enabling tech Small teams with entrepreneurial autonomy develop our drugs Economies of scope and cross-fertilization across our development programs IPO Strategic Partnerships Internal Development 29

Case study: COMPASS Pathways creates a precedent for atai’s companies: From foundation in 2017 to public company today 2017 2018 2020 2019 NOW Aug 2017: Seed round GBP 3m Post money valuation: GBP 15m atai as co-investor 1 Sept 2018: Series A GBP 27m Oct 2018: Breakthrough designation Post money valuation: GBP 77m atai as lead investor Apr 2020: Series B USD 80m Post money valuation: GBP 325m atai as lead investor Dec 2019: Positive Phase 1 results Sept 2020: IPO USD 146.6m Market Cap2: USD 1.5bn Successful IPO atai co-founder, Christian Angermayer (though his family office, Apeiron) was initial investor into Compass which shareholding was contributed to atai upon atai's incorporation Market Cap as of July 20, 2021 30

31

Our People: Over 50 atai professionals with strong track record and a group of experienced advisors support the CEOs of our companies with the execution of our trials

Ryan Barrett
GC & Lead of Corporate Development

Greg Bates
VP, Regulatory Affairs

Roman Dahl
VP, Operations & Innovation

Majed Fawaz, PhD
VP, CMC

Kasia Frankfort
VP, FP&A

Iqbal Husain
VP, Project Direction

Anne Johnson
VP, Global Controller

David Keene
VP, Digital Therapeutics

Georgina Kilfoil, PMP
VP, Clinical Operations

Glenn Short, PhD
VP, Early Development

Frank Stegert
VP, Operations and Investment

Arvind Tewari
VP, Digital Strategy and Operations

Vicki Klutzaritz
Sr Director, Development Operations

Sanjeev Kumar
Sr Director, Technical Accounting

Edmund Neuhaus, PhD
Senior Director, Psychology

Carrie Bowen, PhD
Director, Neuroscience

Josh Elliott
Director, Communications

Sebastian Giraldo
Director, Treasury

Sarah McEwen, PhD
Director, Clinical Science

Galyna Pidpruzhnykova, PhD
Director, Innovation Strategy

Anna Richardson
Chief of Staff, Director Stakeholder Engagement

Nicki Shah
Director, Talent Acquisition

Paul Simboli
Director, IP Counsel

Danny Talati
Director, Business Development

Michael Auerbach
Supervisory Board

Jason Camm
Supervisory Board

Andrea Heslin Smiley
Supervisory Board

Amir Kalali, MD
Supervisory Board

Sabrina Martucci Johnson
Supervisory Board

Alexis de Rosnay
Supervisory Board

Terence A. Kelly, PhD
CEO Perception Neuroscience

Ian Massey
CEO GABA Therapeutics

Deborah Mash, PhD
CEO DemeRx

Tom Bradshaw
CEO Neuronasal

Matthew Pando, PhD
CEO Recognify

Pralahad Krishnan
CEO Psyber

Alnylam · APTINYX · ARUVANT · AXIAL · BCG · Boehringer Ingelheim · COVANCE · Depomed · FLEXPharma · Google DeepMind · Harvard · Johnson & Johnson · Lilly · McKinsey & Company · NOVARTIS · PRA Health Sciences · PTC Therapeutics · Roche · ROIVANT Sciences · Seqirus · STEMCELL Technologies · Takeda · VERTEX · Yale University

32

Our enabling technologies are designed to drive efficient drug discovery and improved treatment outcomes

Digital Therapeutics

Introspect

- Wholly owned digital therapeutics platform dedicated to providing more comprehensive, personalized care management with potential to secure stronger IP protection

Psyber

- Utilizes digital combination tools to empower atai's programs, such as remote monitoring and remote counseling

AI Enabled Drug Discovery

EntheogeniX

- Joint venture with Cyclica, with atai currently owning 80%
- AI-enabled computational biophysics platform designed to optimize and accelerate drug discovery
- Potential to be a product engine for atai supporting the next generation of novel programs

Formulation & Biomarker Stratification

PsyProtix

- Metabolomics based biomarker approach to develop precision psychiatry

InnarisBio

- Joint venture with Uniquest to advance direct-to-brain drug delivery technology

IntelGenx Corp.

- Partnership with IntelGenx to develop Innovative transmucosal formulations

33

We are initially focused on mental health disorders (DSM-V) with current unmet patient need and significant market opportunities

~300m

Patients with **Depression** (global)[1]

~33% of patients are resistant to front line treatments

~40m

Patients with **Anxiety Disorders** (US)[2]

Current treatments have slow onset (4- 12 weeks) or side effects including sedation

~18m

Patients with **Cognitive Impairment Associated with Schizophrenia** (global)[3]

No pharmacological treatments approved for CIAS

~20m

Patients with **Substance Use Disorder** (US)[4]

~75% of patients relapse within one year of treatment

~1.7m

Patients with **TBI** (US)[5]

No pharmacological treatments approved for mild TBI

1. World Health Organization (2020)
2. Anxiety and Depression Association of America (2020)
3. Using CSCI Criterion; Reichenberg et al., "Neuropsychological Function and Dysfunction in Schizophrenia and Psychotic Affective Disorders" (2009)
4. SAMSHA - National Survey on Drug Use and Health (2017)
5. Georges et al, "Traumatic Brain Injury", NCBI (2020)

Robust Ability to Block Strategy: IP, regulatory and restrictive covenants create framework for excluding would-be competitors New Chemical Entity Engine Drug & Digital Combo Therapeutics Exclusivity Strategy Diﬀerential De-scheduling Strategic Restrictive Covenants Leading IP and Regulatory Advisors Pursuit of Extensions of Patent Scope Robust Specialty Pharma IP Strategy 34

Additional DEA process for schedule 1 process, takes approx. 4 months Successful precedents include GHB and THC FDA evaluates NDAs and shares a recommendation with the DEA on down-scheduling of the particular compound Source: FDA website * GHB = y-hydroxybutyric acid Phase 3 Phase 1 Phase 2 NDA review FDA Review 6-10 months Typical new drug application process NDA review Change in Federal register 90 days Review down-scheduling recommendation Scheduling recommendation from FDA Parallel review of NDA documentation package 30 days Launch Brand name Compound Indication Sodium oxybate (sodium salt of GHB*) Narcolepsy Xyrem THC (delta-9-tetrahydrocannabinol in sesame oil) Chemotherapy-induced nausea Marinol (Dronabinol) Launch 2002 1985 35

Depression 36

37

Depression

Opportunity Overview

Treatment resistant depression (TRD) is diagnosed after two failed courses of antidepressants.

First onset depression (MDD) → Persistent depression (MDD) → Treatment resistant depression (TRD)

Treatment options for TRD

Antidepressants

Augmentation therapy[1] S-

Ketamine

Somatic therapy[2]

High-intensity psychological interventions

~300m
Global sufferers of depression[3]

~60-70%
Likelihood of relapse from current SoC[4]

~100m
Global TRD patients[5]

2
Approved drugs for TRD (Spravato, Symbyax)

$8bn+
Relative market opportunity (antidepressant sales by 2025)[6]

1. Includes mood stabilizers, atypical antipsychotics, and esketamine.
2. Includes rTMS (repetitive transcranial magnetic stimulation), tDCS (transcranial direct current stimulation), ECT (electroconvulsive therapy), and DBS (deep-brain stimulation).
3. World Health Organization (2020)
4. Hasler et al., Acute psychological and physiological effects of psilocybin in healthy humans: a double-blind, placebo-controlled dose effect study (2004)
5. Pandarakalam, 2018; Sussman et al., 2018; Gaynes et al., 2019
6. Evaluate Pharma (as of 19.03.2021)

38

atai is targeting depression via multiple complementary approaches

		Depression			
	Company	COMPASS PATHWAYS (Navigating Mental Health Pathways)	VIRIDIA LIFE SCIENCES	PERCEPTION NEUROSCIENCE	REVIXIA LIFE SCIENCES
	Compound	COMP360	DMT	R-ketamine	Salvinorin A
Population / Drug class	Indication	TRD	TRD	TRD	TRD
	MoA Target / Drug Class	5-HT2A-R agonist	5-HT2A-R agonist	Glutamatergic modulator	Kappa opioid agonist
Convenience / Use	Potential for at home use	✗	✗	✓	✗
	Potential for concomitant use with SSRIs	✗	✗	✓	✓
	In-clinic duration	6-8 hours	~2 hours	N/A	~2 hours
Commercial	Distribution channels	New clinics infrastructure	S-ketamine/ psilocybin clinics	Pharmacies	S-ketamine/ psilocybin clinics

Cognitive Impairment Associated with Schizophrenia 39

40

Cognitive Impairment Associated with Schizophrenia (CIAS)

Opportunity Overview

Schizophrenia is a chronic, psychiatric disorder characterized by a heterogeneous combination of symptoms, including psychosis, social withdrawal, flat emotional affect and cognitive impairment. Nearly all schizophrenia patients are affected by CIAS, limiting both social and non-social cognitive functions.

To date, there are no pharmacological treatments approved for CIAS

~21m
Global sufferers of schizophrenia [1]

~84%
of schizophrenia patients suffer from significant cognitive impairment[2]

~20 yrs
Lost life expectancy compared to general population (schizophrenia patients)[3]

~$155bn+
Estimated annual US economic burden due to schizophrenia[4]

$13bn+
Relative market opportunity (antipsychotic sales by 2025)[5]

1. Charlson et al., "Global Epidemiology and Burden of Schizophrenia: Findings From the Global Burden of Disease Study" (2016)
2. Using CSCI Criterion; Reichenberg et al., "Neuropsychological Function and Dysfunction in Schizophrenia and Psychotic Affective Disorders" (2009)
3. Laursen, Nordentoft & Mortensen, "Excess early mortality in schizophrenia" (2014)
4. Cloutier et al., "The Economic Burden of Schizophrenia in the United States in 2013" (2016)
5. EvaluatePharma (as of 19.03.2021)

41

PIPELINE SUMMARY

9 Clinical Stage Therapies in Development for CIAS

12 Pre-Clinical Stage Therapies in Development

17 Different Mechanisms of Action

RL-007 is well positioned, combining a history of safety with a signal of pro-cognitive effects in humans

Overview of Leading Clinical Stage Competitors for Cognitive Impairment Associated with Schizophrenia (CIAS)

	Recognify Life Sciences	Boehringer Ingelheim	Pfizer	Biogen	Neurocrine Biosciences	sunovion	cerevel
Therapy	RL-007	BI-425809	PF-03463275	BIIB-104	NBI-1065844	SEP-363856	CVL-231
Primary Indication	CIAS	CIAS	CIAS	CIAS	Schizophrenia	Schizophrenia	Schizophrenia
MoA	GABA / nicotinic modulator	GlyT1 inhibitor	GlyT1 inhibitor	AMPA agonist	DAAO inhibitor	TAAR1 agonist	M4 PAM
Current Phase	II	II	II	II	II	III	I
Notes	Previously assessed in over 500 subjects for other indications with no serious adverse events observed	Completed Phase II with positive results; recruiting for Ph III	Ongoing Phase II	Ongoing Phase II, US and Japan Only	Failed to achieve primary endpoint of easing the negative symptoms of schizophrenia, but met secondary endpoints of cognitive improvement	Breakthrough therapy designation, being developed for schizophrenia but recently demonstrated small improvements in cognitive measures	Recently completed Phase Ib in patients with schizophrenia with positive results; progressing to Phase II

Note: GABA = Gamma aminobutyric acid; TAAR1 = trace amine-associated receptor; GlyT1 = Glycine Transporter 1,; AAO = D Amino Acid Oxidase; AMPA = α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; M4 = muscarinic acetylcholine 4; PAM = positive allosteric modulator
Sources: GlobalData, Evaluate Pharma (both as of 2021)

Substance Use Disorder 42

43

Substance Use Disorder (SUD)

Opportunity Overview

Substance use disorders are highly prevalent disorders characterized by an inability to control the use of a legal or illegal drug, medication or other psychoactive compound

Treatment options for Opioid Use Disorder (OUD)

Synthetic opioid receptor agonists (methadone and buprenorphine)

Opioid antagonists (naltrexone and naloxone)

~20m
US sufferers of SUD in 2017[1]

~2m
US sufferers of OUD in 2017[1]

~48k
US deaths from opioid drug overdose in 2017[2]

$787bn
Societal cost associated with OUD in US[3]

~75%
of patients undergoing OUD therapy experience relapse within one year[4]

1. SAMSHA - National Survey on Drug Use and Health (2017)
2. Wilson et al., "Drug and opioid-involved overdose deaths – United States, 2017-2018" (2020)
3. Murphy, "The cost of opioid use disorder and the value of aversion" (2020)
4. Sinha, "New Findings on Biological Factors Predicting Addiction Relapse Vulnerability" (2011)

44

SUMMARY

DMX-1002 could potentially become a paradigm-shifting therapy for Opioid Use Disorder

Current standard of care for OUD is medication therapy, requiring opioid substitutes that carry significant side effects

Current strategies for withdrawal support have high rates of relapse

DMX-1002 has the potential to become the first disease-modifying treatment for OUD, minimizing risk of relapse

	Therapy	Mechanism of Action	Single Therapeutic Episode	No Opioid Side Effects	Minimal Abuse Potential	High Adherence / Low Risk of Relapse
Disease Modification Single dose administered in monitored setting, providing both withdrawal support and oneiric experience with goal of complete remission	Ibogaine (DMX-1002)	Mixed MoA	✓	✓	✓	✓
Withdrawal Support[2] Therapies given for symptomatic management during supervised withdrawal (detoxification)	Clonidine	Alpha-2 agonist	✓	✓	✓	
	Lofexidine	Alpha-2 agonist	✓	✓	✓	
Medication Assisted Therapy[1] Daily therapy given in substitution of opioid in outpatient setting in attempt to wean off from opioid	Methadone	Mu-agonist				✓
	Buprenorphine	Partial Mu-agonist				✓
	Naltrexone	Mu-antagonist		✓	✓	

Source: GlobalData, Evaluate Pharma (both as of 2021)

1. Current Standard of Care
2. Rarely used given high rates of relapse. Used primarily in institutional or penitentiary settings

Anxiety 45

46

Anxiety

Opportunity Overview

Anxiety disorders develop when feelings of apprehension and unease persist over an extended period and potentially worsen over time

- Generalized Anxiety Disorder (GAD)
- Social Anxiety Disorder (SAD)
- Obsessive-Compulsive Disorder (OCD)
- Panic Disorder
- Post-Traumatic Stress Disorder (PTSD)

Treatment options for anxiety disorders

Antidepressants (SSRIs)

Benzodiazepines

Psychotherapy

~40m
Anxiety disorder sufferers in the US[1]

#1
Most common mental health disorder in the US[1]

~7m
GAD sufferers in the US[2]

<50%
Less than half of patients with Anxiety disorder in the US receive treatment[2]

$42bn+
Annual societal cost of anxiety disorders in the US[3]

1. National Alliance on Mental Illness (2021)
2. Anxiety and Depression Association of America (2021)
3. DeVane et al., “Anxiety Disorders in the 21st Century: Status, Challenges, Opportunities, and Comorbidity With Depression”, AJMC (2005)

47

SUMMARY

There is an unmet need in GAD for therapies with rapid onset, high efficacy, and minimal side effects

SSRI's are current standard of care for GAD but require 4-6 weeks for onset of effect and have several disadvantages[1]:

1. SSRI/SNRI-specific inadequacy
2. Lack of tolerability
3. Patient nonadherence to medications that fail to relieve symptoms of anxiety quickly

Benzodiazepines are second-line treatment, offering fast and effective relief, but carrying significant risk of:

1. Sedation
2. Impaired cognition
3. Dependence/addiction

GRX-917 can fill unmet need in Generalized Anxiety Disorder (GAD) with rapid onset and favorable safety profile

Overview of Current Therapeutic Options for Generalized Anxiety Disorder

Class	Examples	Mechanism of action	Favorable safety profile	Rapid Onset	High Efficacy	Minimal Side Effects	Non-addictive
Benzoxazine	deu-etifoxine (GRX-917) gaba	$GABA_A$ Channel and TSPO Potentiation	✓	✓	✓	✓	✓
Selective Serotonin Reuptake Inhibitor (SSRI)	Escitalopram	SERT blockade	✓				✓
Serotonin and Norepinephrine Reuptake Inhibitor (SNRI)	Venlafaxine	SERT AND NET blockade	✓				✓
Benzodiazepines	Alprazolam	$GABA_A$ Potentiation		✓	✓		
Tricyclic Antidepressant (TCA)	Imipramine	Mixed MoA					✓
Azapirones	Buspirone	partial 5-HT1A agonist	✓				✓
Gabapentinoid	Pregablin	VDCC inhibition	✓				✓

Anticipated pharmacological profile based on etifoxine

Note: GABA = Gamma aminobutyric acid, SERT = serotonin transporter , NET = serotonin transporter; MoA = Mechanism of Action; 5HT1a = serotonin 1A receptor; VDCC = voltage dependent calcium channel; TSPO = mitochondrial translocator protein
Source: GlobalData, Evaluate Pharma (both as of 19.03.2021)
1. DeMartini et al., "Generalized Anxiety Disorder" (2019)

Traumatic Brain Injury 48

49

Traumatic Brain Injury (TBI)

Opportunity Overview

Traumatic brain injury typically occurs when a sudden force impacts the head or body, resulting in damage and functional impairment of the brain. atai initially focuses on mild traumatic brain injuries.

To date, there are no pharmacological treatments approved for Traumatic Brain Injury

~1.7m

People sustain TBI each year in US[1]

~57k

Annual TBI-related deaths in US[2]

70-80%

Mild TBI accounts for 70 - 80% of all reported TBIs

5.3m

Americans live with TBI related disabilities[3]

70-90%

of patients continue to exhibit prolonged neurocognitive dysfunctions[4]

1. Georges et al, "Traumatic Brain Injury", NCBI (2020)
2. CDC, "Surveillance Report of Traumatic Brain Injury-related Emergency Department Visits, Hospitalizations, and Deaths" (2014)
3. Thurman et al., "Report to Congress: Traumatic Brain Injury in the United States", CDC (1999)
4. Hoffer et al., "Repositioning drugs for traumatic brain injury", Journal of Biomedical Science (2017)

50

While **mental health is the initial focus**, adjacent indications may allow for **significant expansion**

Anti-inflammatory properties make psychedelics potentially interesting for a variety of therapeutic indications[1]

Selected CNS indications of interest for psychedelic therapeutics

Indication	Estimated 2026 Market Size ($BN)	Academic Publications
Eating disorders	7.4*	Positive effects of psychedelics on depression and wellbeing scores in individuals reporting an eating disorder[2]
Obsessive-Compulsive Disorder	3.7*	Safety, tolerability, and efficacy of psilocybin in 9 patients with obsessive-compulsive disorder[5]
Attention Deficit Hyperactivity Disorder	3.3	Perceived outcomes of psychedelic microdosing as self-managed therapies for mental and substance use disorders[3]
Autism Spectrum Disorders	1.4*	Lysergic acid diethylamide (LSD) promotes social behavior through mTORC1 in the excitatory neurotransmission[4]
Multiple Sclerosis	21.1	Psychedelics and immunomodulation: novel approaches and therapeutic opportunities[10]
Ischemic/ Hypoxic Brain Injury	20.0	The Endogenous Hallucinogen and Trace Amine N,N-Dimethyltryptamine (DMT) Displays Potent Protective Effects against Hypoxia via Sigma-1 Receptor Activation in Human Primary iPSC-Derived Cortical Neurons and Microglia-Like Immune Cells[6]
Alzheimer's Disease	10.6	Psychedelics as a Treatment for Alzheimer's Disease Dementia[7]
Migraine Headache	9.6	Exploratory Controlled Study of the Migraine-Suppressing Effects of Psilocybin[11]
Parkinson's Disease	2.4	Neuroprotective potential of Ayahuasca and untargeted metabolomics analyses: applicability to Parkinson's disease[8]
Amyotrophic lateral sclerosis	1.0	Psychedelics as a novel approach to treating autoimmune conditions[9]
Cluster Headache	0.3	Response of cluster headache to psilocybin and LSD[12]
	80	

* Company estimate based on worldwide incidence
Source: EvaluatePharma for all indications with exception of Eating disorders, Autism spectrum disorder, and obsessive-compulsive disorder, for which there are no currently marketed therapies. Market size was calculated based on estimated worldwide incidence and current yearly average cost of antidepressant therapy
1. Flanagan & Nichols, "Psychedelics as anti-inflammatory agents" (2018). 2. Spriggs et al., "Positive effects of psychedelics on depression and wellbeing scores in individuals reporting an eating disorder" (2020). 3. Lea et al., "Perceived outcomes of psychedelic microdosing as self-managed therapies for mental and substance use disorders" (2020). 4. De Gregorio et al., "Lysergic acid diethylamide (LSD) promotes social behavior through mTORC1 in the excitatory neurotransmission" (2021). 5. Moreno et al., "Safety, tolerability, and efficacy of psilocybin in 9 patients with obsessive-compulsive disorder" (2006). 6. Szabo et al., "The Endogenous Hallucinogen and Trace Amine N,N-Dimethyltryptamine (DMT) Displays Potent Protective Effects against Hypoxia via Sigma-1 Receptor Activation in Human Primary iPSC-Derived Cortical Neurons and Microglia-Like Immune Cells" (2016). 7. Vann Jones & O'Kelly, "Psychedelics as a Treatment for Alzheimer's Disease Dementia" (2020) 8. Katchborian-Neto et al., "Neuroprotective potential of Ayahuasca and untargeted metabolomics analyses: applicability to Parkinson's disease" (2020). 9. Thompson et al., "Psychedelics as a novel approach to treating autoimmune conditions" (2020). 10. Szabo A., "Psychedelics and immunomodulation: novel approaches and therapeutic opportunities" (2015). 11. Schindler et al., "Exploratory Controlled Study of the Migraine-Suppressing Effects of Psilocybin" (2020). 12. Sewell et al., "Response of cluster headache to psilocybin and LSD" (2006)

51

atai aims to develop novel disease-modifying strategies to restore mental health by focusing on neuroplasticity

Standard of Care



1. SSRIs localized to serotoninergic pathways with slow onset, mainly ↓AN: reduced stress, emotional blunting.



2. Buprenorphine
↓RN Opioid receptor agonists for maintenance; drawbacks: respiratory depression and maintained dependency.



3. Benzodiazepines
↓AN: sedation, amnesia, impaired motor performance; withdrawal atai LIFE SCIENCES

PERCEPTION NEUROSCIENCE

DemeRx IB

VIRIDIA LIFE SCIENCES



1. 2. Pleiotropic re-set of DMN & AN.
Increased neuroplasticity combined with psychedelic experience facilitates regaining control of CC and RN and "unlearning" negative behaviors.

gaba



3. Modulatory (+/-) effect on AN.
Restoration of top-down control of emotions from CC.

- Default Mode Network (DMN): Self awareness
- Cognitive Control (CC): Decision making, executive functions
- Reward Network (RN): Pleasure
- Affective Network (AN): Fear response, social interaction, learning, processing emotions

“Watching my best friend and business partner suffer, being let down by existing treatments and finally finding comfort in psychedelic therapies, was all the inspiration I needed to commit my life to this cause.” Florian Brand | CEO | atai life sciences 52